UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 271049 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of a Matter to a Vote of Security Holders.

On August 22, 2023, Rare Element Resources Ltd. (the “Company”) held its 2023 annual meeting of shareholders (the “Meeting”).  At the Meeting, four proposals were submitted to the shareholders for approval as set forth in the Company’s definitive management information and proxy circular filed on July 10, 2023.  As of the record date (June 28, 2023), a total of 212,613,451 common shares of the Company were outstanding and entitled to vote.  In total, 155,637,970 common shares were present in person or represented by proxy at the Meeting, which represented approximately 73.2% of the shares outstanding and entitled to vote as of the record date.

The votes on the proposals were cast as set forth below:

1.Proposal No. 1 – Election of Directors.  The shareholders elected the entire slate of directors presented to the shareholders.  As a result, the Company’s board of directors consists of the seven persons elected at the Meeting.
Name	For	Withheld	Broker Non-Votes
Gerald W. Grandey	132,037,500	786,901	22,813,569
Brent D. Berg	131,792,737	1,031,664	22,813,569
Barton S. Brundage	131,767,799	1,056,602	22,813,569
Nicole J. Champine	131,792,987	1,031,414	22,813,569
Paul J. Hickey	131,767,286	1,057,115	22,813,569
Kelli C. Kast	131,797,281	1,027,120	22,813,569
David I. Roberts	131,748,796	1,075,605	22,813,569

2.Proposal No. 2 – Ratification of the appointment of Haynie & Company as the independent registered public accounting firm of the Company until the next annual meeting of shareholders of the Company at an amount of remuneration to be fixed by the directors.
For	Against	Abstain
154,557,100	478,996	601,874

3.Proposal No. 3 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.
For	Against	Abstain	Broker Non-Votes
130,283,924	1,819,425	721,052	22,813,569

4.Proposal No. 4 – Approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.
3 Years	2 Years	1 Year	Abstain
129,210,058	383,733	2,492,129	738,481

With respect to Proposal 4, the Company’s board of directors, after considering the advisory vote of the shareholders, has determined to provide for an advisory shareholder vote on the compensation of the Company’s named executive officers every three years.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2023

RARE ELEMENT RESOURCES LTD.

By:	/s/ Wayne E. Rich
Name:	Wayne E. Rich
Title:	Chief Financial Officer